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                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


               Date of report (Date of earliest event
                    reported) September 4, 1997
                              -----------------



            J.P. Morgan Commercial Mortgage Finance Corp.
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         (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-31095          13-3789046
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(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                                60 Wall Street
                          New York, New York  10260
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                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-3795
                                                         --------------

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Item 5.   Other Events
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Filing of Collateral Term Sheets.
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     In connection with the proposed offering of J.P. Morgan Commercial
Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1997-C5, J.P. Morgan Securities Inc., as representative of the several underwriters (the "Representative") has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets are filed on Form SE dated September 4, 1997 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.



Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
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         99                   Collateral Term Sheets filed on
                              Form SE dated September 4, 1997





                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                             FINANCE CORP.



                           By: /s/ Leonard Van Drunen
                               -------------------------
                               Name:  Leonard Van Drunen
                               Title: Vice President




Dated:    September 4, 1997





                                Exhibit Index
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Exhibit                                                                Page
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99.  Collateral Term Sheets filed on Form SE
     dated September 4, 1997                                              6